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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 25, 2002



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                     1-6903                         75-0225040
(State of incorporation)       (Commission File No.)     (IRS Employer Identification No. )


       2525 Stemmons Freeway, Dallas, Texas                           75207-2401
     (Address of principal executive offices)                         (Zip Code)
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       Registrant's telephone number, including area code: (214) 631-4420

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Item 5. Other Events

         On July 24, 2002, the Registrant issued a press release that reported its operating results for the three months ended June 30, 2002.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit 99.1 - News Release of Registrant dated July 24, 2002 with respect to financial results for the second quarter ended
                  June 30, 2002.

                  Exhibit 99.2 - Conference call script of July 25, 2002 of Jim
                  S. Ivy, Senior Vice President and Chief Financial Officer.

                  Exhibit 99.3 - Conference call script of July 25, 2002 of John
                  L. Adams, Executive Vice President.

                  Exhibit 99.4 - Conference call script of July 25, 2002 of
                  Timothy R. Wallace, Chairman, President and Chief Executive
                  Officer.

                  Exhibit 99.5 - Conference call script of July 25, 2002 of
                  Timothy R. Wallace, Chairman, President and Chief Executive
                  Officer, discussing an overview of barge corrosion issues.

Item 9. Regulation FD Disclosure

         On July 25, 2002, the Registrant held a conference call and web cast with respect to its financial results for the second quarter ended June 30, 2002. The conference call scripts of Jim S. Ivy, Senior Vice President and Chief
Financial Officer, John L. Adams, Executive Vice President, and Timothy R.
Wallace, Chairman, President and Chief Executive Officer are furnished herewith as Exhibits 99.2, 99.3 and 99.4, respectively, and incorporated herein by reference. The conference call script of Timothy R. Wallace, discussing an overview of barge corrosion issues, is furnished herewith as Exhibit 99.5 and incorporated herein by reference. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        TRINITY INDUSTRIES, INC.


Date: July 25, 2002                     By: /s/ Michael G. Fortado
                                           -------------------------------------
                                        Michael G. Fortado
                                        Vice President and Secretary


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 News Release of Registrant dated July 24, 2002 with respect to financial results from the second quarter ended June 30, 2002.

99.2              Conference call script of July 25, 2002 of Jim S. Ivy,
                  Senior Vice President and Chief Financial Officer.

99.3              Conference call script of July 25, 2002 of John L. Adams,
                  Executive Vice President.

99.4              Conference call script of July 25, 2002 of Timothy R.
                  Wallace, Chairman, President and Chief Executive Officer.

99.5              Conference call script of July 25, 2002 of Timothy R.
                  Wallace, Chairman, President and Chief Executive Officer, discussing an overview of barge corrosion issues.
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